UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

SOLLENSYS CORP
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd. NE, Suite 120
Palm Bay, FL 32905
(Address of principal executive offices)

(866) 438-7657
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2021, Sollensys Corp (the “Company”) entered into that certain Commercial Contract (the “Contract”) by and between the Company and MRIGlobal (the “Seller”) pursuant to which the Company agreed to purchase (the “Purchase”) certain property located at 1470 Treeland Blvd. SE, Palm Bay, FL 32909 (the “Property”) from the Seller for a purchase price of $2,500,000. Pursuant to the terms of the Contract, the Company paid a $75,000 deposit to be held in escrow. The Property will be used as the Company’s headquarters. The Purchase was scheduled to close on May 27, 2021.

The Consulting Agreement includes customary representations and warranties and closing conditions. Among other things, the closing of the Purchase is subject to a due diligence period of 45 days following April 2, 2021.

On April 27, 2021, the Company and the Seller entered into an Addendum to Contract (the “Addendum”). Pursuant to the terms of the Addendum, the end of the due diligence period is May 17, 2021 and the closing date of the Purchase is on or before May 27, 2021.

The foregoing description of the Contract and the Addendum is qualified in its entirety by reference to the Contract and the Addendum, filed as Exhibits 10.1 and 10.2 hereto, respectively, which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release announcing that the Company had entered into an agreement to purchase the Property to be used as the Company’s headquarters.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Commercial Contract, entered into on April 2, 2021 by and between the registrant and MRIGlobal.
10.2	Addendum to Contract, entered into on April 27, 2021, by and between the registrant and MRIGlobal.
99.1	Press release of the registrant dated April 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP

Dated: April 28, 2021	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer